Exhibit 99.1

CONFIDENTIAL

FOR IMMEDIATE RELEASE

TOKIO MARINE HOLDINGS TO ACQUIRE HCC INSURANCE HOLDINGS IN $7.5 BILLION TRANSACTION

Significant expansion of International business by Tokio Marine

Opportunity to combine HCC’s specialty expertise with Tokio Marine’s global resources

Diversified and highly profitable global portfolio with low volatility over market cycle

Tokyo, Japan and Houston, Texas, June 10 — Tokio Marine Holdings, Inc. (TMHD) and HCC Insurance Holdings, Inc. (HCC) (NYSE: HCC) today announced that they have entered into a definitive agreement under which TMHD will acquire all outstanding shares of HCC, a U.S. insurance holding company comprising property & casualty, accident & health and other specialty insurance businesses, for $78.00 in cash per share, through TMHD’s wholly owned subsidiary, Tokio Marine & Nichido Fire Insurance Co., Ltd. (TMNF). The acquisition price of $78.00 per share represents a 35.8% premium to HCC’s average share price over the past one month and a 37.6% premium to the share price as of close of business on June 9, 2015. The total transaction value is approximately $7.5 billion, and the transaction is expected to close in the fourth quarter of 2015.

The acquisition of HCC significantly enhances Tokio Marine’s operations in the United States, the largest insurance market in the world, and internationally. With strong business platforms in Japan and in international markets, the transaction solidifies Tokio Marine’s standing as a truly global insurer with premier specialty franchises. The transaction further expands Tokio Marine’s product offerings and capabilities with market leading positions in new lines of business including Accident & Health (A&H), Directors’ & Officers’ liability (D&O), agriculture and other specialty lines globally.

HCC, founded in 1974, underwrites more than 100 classes of specialty insurance products through three key segments.

•                  North America Property & Casualty: a diverse portfolio of specialty businesses, including D&O, agriculture, primary casualty, aviation, surety, sports and entertainment disability/contingency and public risk, that require strong technical underwriting expertise;

•                  A&H: market leading position in medical stop-loss and other medical products that are short-tail and not correlated with the traditional property & casualty insurance market cycle;

•                  International: underwrites London market lines as well as global specialty businesses, including D&O, professional indemnity, surety and credit through Lloyd’s and company platforms.

HCC has a proven track record of disciplined growth and best-in-class underwriting profitability, with industry leading underwriting experts across its businesses.

Tsuyoshi Nagano, President of Tokio Marine, said, “In line with the strategy to expand our International business, the acquisition enables Tokio Marine to build a more diversified and highly profitable global portfolio with low volatility, taking into account the nature of HCC’s businesses which are largely non-correlated, have limited catastrophe exposure and are less dependent on property & casualty market cycles. HCC is a top tier specialty insurer with market leading underwriting capabilities. Leveraging Tokio Marine’s financial strength and global footprint, HCC will further expand the revenues, profits and capabilities of Tokio Marine.”

Christopher J.B. Williams, Chief Executive Officer of HCC, said, “This transaction yields significant value for HCC’s shareholders. With Tokio Marine, HCC gains an international footprint to expand our diverse portfolio and expertise globally, a financial foundation on which to compete with larger insurers and the opportunity to offer our clients expanded coverages. Tokio Marine’s values and underwriting culture are aligned with HCC’s. We believe the combination is an excellent extension of Tokio Marine’s stated long-term business strategy, and we are excited to be a part of that strategy.”

President Nagano concluded, “Tokio Marine has great respect for the consistent profitability that HCC has achieved under the leadership of its highly experienced management team. With shared values and the continued support from the management team, we will build a long and successful partnership together.”

HCC represents Tokio Marine’s most significant acquisition since it acquired Delphi Financial Group, Inc. in 2012, and Philadelphia Consolidated Holding Corp. and Kiln Ltd. in 2008. The transaction is expected to be EPS and ROE accretive to Tokio Marine.

Certain Transaction Terms:

Under the terms of the agreement, Tokio Marine will acquire 100% of the shares of HCC for $78.00 in cash per share. HCC is permitted to continue to pay regular quarterly cash dividends of up to $0.295 per share, per quarter, until the transaction closes. The acquisition will be financed through the utilization of Tokio Marine’s cash on hand together with borrowings. The consummation of the transaction is not subject to any financing condition.

Approvals and Timing:

The Board of Directors of TMHD and the Board of Directors of HCC have unanimously approved the transaction. The acquisition is subject to the approval of HCC’s shareholders and the approval of various regulatory authorities, as well as other customary closing conditions. The transaction is expected to close in the fourth quarter of 2015.

Credit Suisse and Evercore acted as financial advisors to Tokio Marine in this transaction and Sullivan & Cromwell LLP provided external legal counsel. Goldman Sachs acted as financial advisor to HCC and Willkie Farr & Gallagher LLP provided external legal counsel.

Enquiries:

Tokio Marine Holdings, Inc.

Jun Ehara, Manager

Corporate Planning Department

Email: ir@tokiomarinehd.com

Tel: +81-3-5223 -3212

HCC Insurance Holdings, Inc.

Doug Busker, Director of Investor Relations

Email: dbusker@hcc.com

Tel: +1-713-996-1192

Press and Investor Conferences:

TMHD will host a press conference at the 15th Floor Conference Room of the Tokio Marine Nichido Annex Building in Tokyo to discuss the transaction on June 10 at 4:00 P.M. Japan time (2:00 A.M. Central daylight time).

TMHD and HCC will host two joint teleconferences for the international investment community in order to accommodate time differences between Japan and the United States. The first joint teleconference will be held on June 10 at 7:00 P.M. Japan time (5:00 A.M. Central daylight time) and the second joint teleconference will be held on June 10 at 10:00 P.M. Japan time (8:00 A.M. Central daylight time). Both joint teleconferences will be held in Japanese and English with simultaneous or consecutive interpretation and can be accessed by dialing +1-866-784-9136 (U.S. and Canada callers (*)) and entering the passcode (*) approximately ten minutes prior to each joint teleconference. Accompanying material related to the joint teleconferences will be available for download at http://www.tokiomarinehd.com/en at approximately 4:30 P.M. Japan time (2:30 A.M. Central daylight time). This accompanying material will be the same for both joint teleconferences.

* For dial-in numbers of countries other than U.S. and Canada, please contact Kei Kobayashi of TMHD by e-mail to ibdd@tokiomarinehd.com or by telephone at +1-81-(0)3-6267-5805.

About Tokio Marine Holdings, Inc.:

Established in the year 1879 in Japan, Tokio Marine Holdings, Inc. is the insurance holding company for Tokio Marine Group, which undertakes Domestic Non-Life insurance, Domestic Life insurance, International business, and Financial and General businesses. With a presence in approximately 40 countries, Tokio Marine Group ranks as one of the world’s most globally diversified and financially secured insurance group.

As Japan’s largest insurance group, Tokio Marine Group is listed on the Tokyo Stock Exchange with over Yen 20.8 trillion ($173 billion) in total assets, Yen 4.3 trillion ($36 billion) of total revenues (as at end of March 2015) and approximately 40,000 employees. Tokio Marine’s major subsidiaries have financial strength ratings of “AA- (Very Strong)” from Standard & Poor’s Financial Services LLC and “A++ (Superior)” from A.M. Best Company, Inc.

About HCC Insurance Holdings, Inc.:

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a world leading specialty insurer with offices in the United States, the United Kingdom, Spain and Ireland. HCC’s

common stock is listed on the New York Stock Exchange under the symbol HCC, and its corporate website address is www.hcc.com

As of March 31, 2015 HCC had total assets of $11.0 billion, shareholders’ equity of $3.9 billion and approximately 2,500 employees. HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Financial Services LLC and “A+ (Superior)” from A.M. Best Company, Inc.

Additional Information About the Proposed Merger and Where to Find It

This communication relates to a proposed merger between HCC and a subsidiary of Tokio Marine Holdings, Inc. that will be the subject of a proxy statement that HCC intends to file with the U.S. Securities and Exchange Commission (the “SEC”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that HCC may file with the SEC or send to its stockholders in connection with the proposed merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR SENT TO HCC’S STOCKHOLDERS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by HCC with the SEC by contacting HCC at Investor Relations, HCC Insurance Holdings, Inc., 13403 Northwest Freeway, Houston, Texas 77040, by email at InvestorRelations@hcc.com or by visiting the Investor Relations section of HCC’s website at www.hcc.com

Participants in the Solicitation

Tokio Marine Holdings, Inc. and HCC and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about HCC’s directors and executive officers is available in HCC’s proxy statement dated April 9, 2015 for its 2015 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statement

This communication and other written or oral statements made by or on behalf of HCC or Tokio Marine contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. In particular, statements using words such as “may,” “will,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “plan,” “project,” “continue” or “potential,” or their negatives or variations, and similar terminology and words of similar import, generally involve forward-looking statements. Forward-looking statements reflect HCC’s or Tokio Marine’s current views, plans or expectations with respect to future events and financial performance. They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies. The inclusion of forward-looking statements in this or any other communication should not be considered as a representation by HCC, Tokio Marine or any other person that current plans or expectations will be achieved. Forward-looking statements speak only as of the date on which they are made, and neither HCC nor Tokio Marine undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law. There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; HCC’s stockholders may fail to approve the merger; the parties to the merger agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the announcement of the proposed merger; HCC may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed merger; and other factors affecting future results disclosed in HCC’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in HCC’s Annual Report on Form 10-K for the year ended December 31, 2014, which are incorporated herein by reference.